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SUBSIDIARIES OF REGISTRANT
                                                                      Exhibit 21


                                                        Percentage of Voting
                                                          Securities Owned
                                                            by Registrant
                                                        --------------------

Canadian-Montana Pipe Line Company
   An Alberta Corporation                                         100

Glacier Gas Company
   A Montana Corporation                                          100

Colstrip Community Services Company
   A Montana Corporation                                          100

Montana Power Capital 1
   A Montana Corporation                                          100

MPC Natural Gas Funding Trust
   A Montana Corporation                                          100


Entech, Inc.
   A Montana Corporation                                          100

   Canadian-Montana Gas Company Limited
     An Alberta Corporation                                       100

   Continental Energy Services, Inc.
     A Montana Corporation                                        100

     EMPECO, Inc.
       A Montana Corporation
       (A wholly-owned subsidiary of Continental
        Energy Services, Inc.)                                    100

     EMPECO II, Inc.
       A Montana Corporation
       (A wholly-owned subsidiary of Continental
         Energy Services, Inc.)                                   100

     EMPECO V, Inc.
       A Montana Corporation
       (A wholly-owned subsidiary of Continental
         Energy Services, Inc.)                                   100

     EMPECO VI - TE, Inc.
       A Montana Corporation
       (A wholly-owned subsidiary of Continental
         Energy Services, Inc.)                                   100

     EMPECO VII - TX3, Inc.
       A Montana Corporation
       (A wholly-owned subsidiary of Continental
         Energy Services, Inc.)                                   100

     Montana Energy Inc.
       A Montana Corporation
       (A wholly-owned subsidiary of Continental
         Energy Services, Inc.)                                   100

     CES International, Inc.
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                                                        Percentage of Voting
                                                          Securities Owned
                                                            by Registrant
                                                        --------------------


       A Cayman Islands Corporation
       (A wholly-owned subsidiary of Continental
         Energy Services, Inc.)                                   100

     Barge Energy, LLC
       A Cayman Islands Limited Life Corporation
       (A wholly-owned subsidiary of CES International,
         Inc., except 1% held by EMPECO VI - TE, Inc.)            100

     PAK Energy, LLC
       A Cayman Islands Limited Life Corporation
       (A wholly-owned subsidiary of CES International,
         Inc., except 1% held by Montana Energy, Inc.)            100

     ECI Energy, Ltd.
       A Delaware Corporation
       Investment in English Partnership in a
         Gas-fired Cogeneration Project
       (A 47.5% owned subsidiary of Continental
         Energy Services, Inc.)                                    50

     Enserch Development Corporation One, Inc.
       A Delaware Corporation
       (A wholly owned subsidiary of Continental
         Energy Services, Inc.)                                   100

     Montana Grimes County, Inc.
       A Montana Corporation
       (A wholly owned subsidiary of Continental
         Energy Services, Inc.)                                   100

     Montana Grimes Frontier, Inc.
       A Montana Corporation
       (A wholly owned subsidiary of Continental
         Energy Services, Inc.)                                   100

   Western Energy Company
     A Montana Corporation                                        100

     Western SynCoal LLC
     100% Owned by Western Energy Company                         100

   Montana Energy Development Participacoes, Ltd.
     A Brazilian Corporation
     (99.99% owned by Entech, Inc., .01% owned by Western
     Energy Company)                                              100

     Financiera Ulken Sociedad Anonima (SA)
      A Uruguayan Corporation
      (A wholly-owned subsidiary of Montana
       Energy Development Participacoes, Ltd.)                    100

   Northwestern Resources Co.
     A Montana Corporation                                        100

   Altana Exploration Company
     A Montana Corporation                                        100
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                                                        Percentage of Voting
                                                          Securities Owned
                                                            by Registrant
                                                        --------------------

   Montana Power Ventures, Inc.
     A Montana Corporation                                        100

   Altana Exploration Ltd.
     An Alberta Corporation                                       100

   North American Resources Company
     A Montana Corporation                                        100

   Tetragenics Company
     A Montana Corporation                                        100

   Touch America, Inc.
     A Montana Corporation                                        100

   The Montana Power Trading & Marketing Company
     A Montana Corporation                                        100

   Basin Resources, Inc.
     A Colorado Corporation                                       100

   Horizon Coal Services, Inc.
     A Montana Corporation                                        100

   North Central Energy Company
     A Colorado Corporation                                       100

   Entech Gas Ventures, Inc.
     A Montana Corporation                                        100

   The Montana Power Gas Company
     A Montana Corporation                                        100

   Montana Power Services Company
     A Montana Corporation                                        100

Note: The above listed companies are included in the Consolidated Financial
      Statements of the registrant.